UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2016

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (507) 454-5374
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 19, 2016, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 288,522,069 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 254,842,325 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of nine members to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Willard D. Oberton	213,223,114	1,285,331	242,771
Michael J. Ancius	212,433,344	2,034,369	283,503
Michael J. Dolan	211,289,918	3,308,768	152,530
Stephen L. Eastman	212,760,767	1,725,750	264,699
Daniel L. Florness	213,733,125	825,082	193,009
Rita J. Heise	213,543,453	907,314	300,449
Darren R. Jackson	141,887,461	72,642,057	221,698
Scott A. Satterlee	212,993,062	1,521,221	236,933
Reyne K. Wisecup	211,818,058	2,702,699	230,459
There were 40,091,109 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were duly elected to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the year ending December 31, 2016. The voting results were as follows:

For	Against	Abstain
240,554,994	14,032,608	254,723

Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016 was duly ratified by our shareholders.

•
Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2016 Annual Meeting. The voting results were as follows:

For	Against	Abstain
200,801,399	13,159,644	790,173
There were 40,091,109 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was duly adopted by our shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 21, 2016	/s/ Sheryl A. Lisowski

Sheryl A. Lisowski
Interim Chief Financial Officer, Controller, and Chief Accounting Officer